First NLC Trust 2005-3
Disclaimer
COMPUTATIONAL MATERIALS
This presentation contains tables and other statistical analyses (the “Computational Materials”). These Computational Materials have been prepared by Friedman, Billings, Ramsey & Co., Inc. (“FBR”) in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by FBR and not by the issuer of the securities. They may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.
Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials’ accuracy, appropriateness or completeness in any particular context. In addition, no assurance can be given as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.
Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall.
If the Computational Materials were generated using a hypothetical group of mortgage loans, the specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. If these Computational Materials are based only on a statistical pool of mortgage loans expected to be included in the trust along with other mortgage loans on the closing date, the specific characteristics of these securities also may differ from those shown in the Computational Materials. A statistical pool may not necessarily represent a statistically relevant population, notwithstanding any contrary references herein. Although FBR believes the information with respect to the statistical pool will be representative of the final pool of mortgage loans, the collateral characteristics of the final pool may nonetheless vary from the collateral characteristics of the statistical pool. Certain mortgage loans contained in a statistical pool or the actual pool may be deleted from the final pool of mortgage loans delivered to the trust on the closing date.
The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither FBR nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

FNLC 2005-3
Friedman Billings Ramsey
Fixed Loans; FICO below 600

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Mortgage Rate (%)	Loans	Balance	Balance	Coupon	Score	LTV

5.501 - 6.000	4	876,401.23	6.24	5.906	574	57.58
6.001 - 6.500	11	2,000,011.03	14.24	6.283	580	62.05
6.501 - 7.000	20	4,028,050.63	28.68	6.872	568	71.18
7.001 - 7.500	10	1,668,831.07	11.88	7.372	568	71.11
7.501 - 8.000	12	2,405,764.16	17.13	7.786	574	73.46
8.001 - 8.500	6	664,517.48	4.73	8.398	558	84.87
8.501 - 9.000	3	521,512.46	3.71	8.903	567	83.85
9.001 - 9.500	1	70,130.52	0.50	9.490	579	78.00
9.501 - 10.000	5	359,401.45	2.56	9.764	552	73.98
10.001 - 10.500	8	828,549.34	5.90	10.317	555	73.90
10.501 - 11.000	6	292,832.48	2.09	10.856	571	77.80
11.501 - 12.000	9	328,339.88	2.34	11.768	589	99.28

Total:	95	14,044,341.73	100.00	7.579	570	71.59

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Current Balance ($)	Loans	Balance	Balance	Coupon	Score	LTV

0.01 - 50,000.00	13	468,555.61	3.34	11.207	581	97.13
50,000.01 - 100,000.00	26	1,914,432.23	13.63	8.522	567	74.34
100,000.01 - 150,000.00	21	2,654,205.17	18.90	7.742	565	66.92
150,000.01 - 200,000.00	8	1,440,979.55	10.26	7.843	573	64.90
200,000.01 - 250,000.00	12	2,662,925.60	18.96	6.611	573	69.55
250,000.01 - 300,000.00	4	1,085,354.51	7.73	7.710	564	74.33
300,000.01 - 350,000.00	6	1,949,747.83	13.88	6.870	575	74.57
350,000.01 - 400,000.00	5	1,868,141.23	13.30	7.312	568	72.38

Total:	95	14,044,341.73	100.00	7.579	570	71.59

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Loan Type	Loans	Balance	Balance	Coupon	Score	LTV

30 Year Fixed	74	12,751,604.60	90.80	7.401	570	70.89
15 Year Fixed	5	620,261.58	4.42	7.583	550	62.97
30 Year Fixed Balloon 30/15	13	530,952.34	3.78	11.269	586	98.32
20 Year Fixed	3	141,523.21	1.01	9.758	570	72.62

Total:	95	14,044,341.73	100.00	7.579	570	71.59

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Rate Type	Loans	Balance	Balance	Coupon	Score	LTV

Fixed Fully Amortizing	82	13,513,389.39	96.22	7.434	569	70.54
Fixed Balloon	13	530,952.34	3.78	11.269	586	98.32

Total:	95	14,044,341.73	100.00	7.579	570	71.59

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their afiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their afiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an ofer to sell, nor a solicitation of an ofer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An ofering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FNLC 2005-3
Friedman Billings Ramsey
Fixed Loans; FICO below 600

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Interest Only Terms (%)	Loans	Balance	Balance	Coupon	Score	LTV

0	95	14,044,341.73	100.00	7.579	570	71.59

Total:	95	14,044,341.73	100.00	7.579	570	71.59

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Remaining Term (Months)	Loans	Balance	Balance	Coupon	Score	LTV

169 – 180	18	1,151,213.92	8.20	9.283	567	79.27
229 – 240	3	141,523.21	1.01	9.758	570	72.62
349 – 360	74	12,751,604.60	90.80	7.401	570	70.89

Total:	95	14,044,341.73	100.00	7.579	570	71.59

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Seasoning (Months)	Loans	Balance	Balance	Coupon	Score	LTV

0	8	1,123,265.00	8.00	8.110	575	75.63
1	16	2,564,844.46	18.26	7.820	558	75.57
2	22	3,169,716.30	22.57	7.604	572	68.98
3	22	3,767,703.31	26.83	7.314	579	74.15
4	22	2,815,785.56	20.05	7.468	561	65.22
5	5	603,027.10	4.29	7.616	583	74.67

Total:	95	14,044,341.73	100.00	7.579	570	71.59

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Lien Position	Loans	Balance	Balance	Coupon	Score	LTV

1	78	13,334,240.25	94.94	7.388	569	70.20
2	17	710,101.48	5.06	11.164	586	97.81

Total:	95	14,044,341.73	100.00	7.579	570	71.59

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their afiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their afiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an ofer to sell, nor a solicitation of an ofer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An ofering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FNLC 2005-3
Friedman Billings Ramsey
Fixed Loans; FICO below 600

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Original LTV (%)	Loans	Balance	Balance	Coupon	Score	LTV

20.01 - 25.00	2	134,731.19	0.96	8.642	548	22.60
25.01 - 30.00	1	169,668.69	1.21	6.125	599	29.31
30.01 - 35.00	2	292,372.54	2.08	8.944	577	30.98
35.01 - 40.00	4	498,778.88	3.55	6.514	536	38.47
40.01 - 45.00	1	103,837.24	0.74	7.250	575	42.45
45.01 - 50.00	2	263,862.73	1.88	8.785	547	50.00
50.01 - 55.00	1	84,848.86	0.60	6.600	582	53.13
55.01 - 60.00	7	1,266,269.28	9.02	7.039	569	56.94
60.01 - 65.00	10	1,965,526.47	14.00	6.622	573	63.92
65.01 - 70.00	2	446,838.87	3.18	6.762	584	70.00
70.01 - 75.00	14	3,265,073.34	23.25	7.330	564	73.63
75.01 - 80.00	14	2,174,711.88	15.48	7.514	568	79.09
80.01 - 85.00	7	1,365,438.84	9.72	7.761	573	84.16
85.01 - 90.00	9	948,490.36	6.75	8.589	583	89.81
90.01 - 95.00	2	165,567.41	1.18	9.355	585	95.00
95.01 - 100.00	17	898,325.15	6.40	10.275	582	100.00

Total:	95	14,044,341.73	100.00	7.579	570	71.59

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Original CLTV (%) incl. Silent Seconds	Loans	Balance	Balance	Coupon	Score	LTV

20.01 - 25.00	2	134,731.19	0.96	8.642	548	22.60
25.01 - 30.00	1	169,668.69	1.21	6.125	599	29.31
30.01 - 35.00	2	292,372.54	2.08	8.944	577	30.98
35.01 - 40.00	4	498,778.88	3.55	6.514	536	38.47
40.01 - 45.00	1	103,837.24	0.74	7.250	575	42.45
45.01 - 50.00	2	263,862.73	1.88	8.785	547	50.00
50.01 - 55.00	1	84,848.86	0.60	6.600	582	53.13
55.01 - 60.00	7	1,266,269.28	9.02	7.039	569	56.94
60.01 - 65.00	10	1,965,526.47	14.00	6.622	573	63.92
65.01 - 70.00	2	446,838.87	3.18	6.762	584	70.00
70.01 - 75.00	14	3,265,073.34	23.25	7.330	564	73.63
75.01 - 80.00	11	1,902,354.12	13.55	7.465	566	79.04
80.01 - 85.00	7	1,365,438.84	9.72	7.761	573	84.16
85.01 - 90.00	9	948,490.36	6.75	8.589	583	89.81
90.01 - 95.00	3	235,697.93	1.68	9.395	583	89.94
95.01 - 100.00	19	1,100,552.39	7.84	9.727	582	96.32

Total:	95	14,044,341.73	100.00	7.579	570	71.59

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
FICO Score	Loans	Balance	Balance	Coupon	Score	LTV

500 - 519	4	491,296.08	3.50	8.504	511	63.60
520 - 539	6	554,885.86	3.95	8.994	529	58.79
540 - 559	18	3,499,010.28	24.91	7.362	550	67.45
560 - 579	17	3,200,448.72	22.79	7.496	568	71.72
580 - 599	50	6,298,700.79	44.85	7.546	590	75.58

Total:	95	14,044,341.73	100.00	7.579	570	71.59

Min: 501
Max: 599
Weighted Average: 570

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their afiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their afiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an ofer to sell, nor a solicitation of an ofer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An ofering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FNLC 2005-3
Friedman Billings Ramsey
Fixed Loans; FICO below 600

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Use of Proceeds	Loans	Balance	Balance	Coupon	Score	LTV

Cashout	77	12,935,129.08	92.10	7.422	569	70.34
Purchase	14	801,582.62	5.71	9.553	586	84.05
Rate/Term Refinance	4	307,630.03	2.19	9.055	560	91.75

Total:	95	14,044,341.73	100.00	7.579	570	71.59

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Property Type	Loans	Balance	Balance	Coupon	Score	LTV

Single Family	85	12,470,801.37	88.80	7.623	570	71.98
Duplex	4	1,152,286.79	8.20	6.396	572	62.88
Condo	2	169,731.78	1.21	9.149	584	96.51
PUD	3	127,659.06	0.91	11.750	591	100.00
3-4 Unit	1	123,862.73	0.88	7.750	537	50.00

Total:	95	14,044,341.73	100.00	7.579	570	71.59

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Documentation Type	Loans	Balance	Balance	Coupon	Score	LTV

Full	78	10,840,619.66	77.19	7.474	570	72.99
Stated	17	3,203,722.07	22.81	7.935	570	66.86

Total:	95	14,044,341.73	100.00	7.579	570	71.59

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Occupancy Type	Loans	Balance	Balance	Coupon	Score	LTV

Owner Occupied	92	13,594,983.75	96.80	7.518	570	72.13
Non-Owner Occupied	3	449,357.98	3.20	9.433	571	55.30

Total:	95	14,044,341.73	100.00	7.579	570	71.59

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Loan Grade	Loans	Balance	Balance	Coupon	Score	LTV

B	77	11,404,111.63	81.20	7.568	578	73.16
C	18	2,640,230.10	18.80	7.626	534	64.81

Total:	95	14,044,341.73	100.00	7.579	570	71.59

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their afiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their afiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an ofer to sell, nor a solicitation of an ofer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An ofering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FNLC 2005-3
Friedman Billings Ramsey
Fixed Loans; FICO below 600

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Geographic Distribution	Loans	Balance	Balance	Coupon	Score	LTV

New York	17	3,966,795.67	28.24	7.073	571	71.49
New Jersey	14	2,160,999.40	15.39	7.231	570	69.24
California	13	1,626,686.83	11.58	7.184	571	59.60
Virginia	8	1,346,072.78	9.58	7.906	561	70.44
North Carolina	8	705,097.70	5.02	9.498	579	72.68
Florida	5	685,839.19	4.88	7.265	582	65.80
Maryland	4	536,722.62	3.82	8.548	533	69.72
Washington	2	520,934.89	3.71	6.872	566	75.40
Pennsylvania	4	486,936.96	3.47	7.715	581	78.16
Arizona	3	484,644.20	3.45	7.315	568	78.53
Massachusetts	2	438,851.85	3.12	7.786	584	82.64
Oregon	2	238,119.35	1.70	7.307	595	80.45
Ohio	2	166,084.28	1.18	8.518	587	100.00
Tennessee	2	146,609.96	1.04	7.483	531	81.84
Illinois	1	139,143.48	0.99	10.400	520	80.00
South Carolina	1	70,130.52	0.50	9.490	579	78.00
Missouri	1	67,500.00	0.48	9.890	563	90.00
Delaware	1	61,354.31	0.44	10.250	587	89.17
Nevada	1	54,949.59	0.39	11.750	589	100.00
Arkansas	1	44,887.79	0.32	9.640	569	90.00
Michigan	1	36,977.47	0.26	11.750	582	100.00
Louisiana	1	30,452.07	0.22	11.750	589	100.00
Indiana	1	28,550.82	0.20	11.750	597	100.00

Total:	95	14,044,341.73	100.00	7.579	570	71.59

Top 5 Zip Codes: 22207(5.37%),11434(4.68%),11433(3.10%),98502(2.82%),2368(2.56%)

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Prepayment Penalty Term (Months)	Loans	Balance	Balance	Coupon	Score	LTV

0	45	5,548,927.83	39.51	8.068	569	74.20
12	15	3,714,027.91	26.45	7.058	570	69.74
24	8	773,447.02	5.51	8.512	577	62.65
36	27	4,007,938.97	28.54	7.205	569	71.43

Total:	95	14,044,341.73	100.00	7.579	570	71.59

Margin (%) — ARM Only
ARM Only
ARM Only
ARM Only
ARM Only
Months to Next Adjustment Date

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their afiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their afiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an ofer to sell, nor a solicitation of an ofer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An ofering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.